                                                                   EXHIBIT 10.36


                FIRST AMENDMENT TO COMMERCIAL SECURITY AGREEMENT


     This First Amendment to Commercial Security Agreement (as it may be amended from time to time, the "Security Agreement") is entered into as of February 28, 1994, by and between VISUAL NUMERICS, INC. OF COLORADO (formerly known as IMSL Acquisition Corp., Inc.), a California corporation (the "Debtor") and FIRST INTERSTATE BANK OF TEXAS, N.A. (together with its successors and assigns, the "Secured Party"). This Amendment is issued in connection with and pursuant to that certain First Amendment to Second Restated and Amended Loan Agreement of even date herewith, which amends that certain Second Restated and Amended Loan Agreement dated as of December 16, 1992, by and among Debtor, IMSL, INC. ("Borrower") and the Secured Party (as it may be amended, modified or restated from time to time, the "Credit Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings provided in the Credit Agreement.

     NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

     Section 1.   Affirmation of Security Interest and Ratification of Prior
                  ----------------------------------------------------------
Liens.  Debtor hereby ratifies, confirms, renews and extends the liens and
-----
security interests in the Collateral created by the Security Agreement as amended hereby and acknowledges, confirms and agrees that any and all liens and security interests created thereby continue in full force and effect and that the Collateral described in the Security Agreement, as amended hereby, is unimpaired.

     Section 2.   Amendments.  The Security Agreement is amended hereby as
                  ----------
follows:

          (a) The Schedule IV to the Security Agreement is deleted and the new
Schedule IV attached hereto is to be made a part of the Security Agreement as if the same had been originally attached thereto.

     Section 3.   Security Interest.  As security for the Obligations Debtor
                  -----------------
hereby assigns, conveys, mortgages, hypothecates, transfers and grants to Secured Party a security interest in an agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable) the Collateral.

     Section 4.   Representations.  Debtor represents and warrants that all of
                  ---------------
the representations and warranties attached contained in the Security Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, except (i) such representations that relate solely to an earlier date and that were true and correct on such earlier date, and (ii) the breach or inaccuracy of representations and warranties about which Secured Party has been notified in writing prior to the date of this Amendment.

     Section 5.   Continued Force and Effect.  Debtor ratifies and confirms
                  --------------------------
that, except as specifically amended herein, all of the terms and conditions of the Security Agreement and all documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms and the Collateral is unimpaired by this Amendment. All of the terms used herein have the same meanings as set out in the Security Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Security Agreement to the "Agreement," the "Security Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Security Agreement as amended through the date hereof.

     Section 6.   Severability.  In the event any one or more provisions
                  ------------
contained in the Security Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 7.   Expenses.  Debtor agrees to pay all out-of-pocket costs and
                  ---------
expenses (including reasonable fees and expenses of legal counsel) of Secured Party in connection with the preparation, operation, administration and enforcement of this Amendment.

     Section 8.   No Waiver.  Debtor agrees that no Event of Default and no
                  ---------
Default has been waived or remedied by the execution of this Amendment, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 9.   Governing Law.  This Amendment shall be governed by and
                  -------------
construed in accordance with the laws of the State of Texas and, to the extend applicable, by federal law.

     Section 10.  Waiver.  As additional consideration to the execution,
                  ------
delivery, and performance of this Amendment by the parties hereto, the Debtor warrants and represents to Secured Party that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Secured Party or any defense to (a) the payment of any obligations and indebtedness under the Term Note, the original Revolving Credit Note and/or the Credit Agreement or (b) the performance by any Person of its respective obligations under the Guaranties and/or the Security Agreements, and in the event any such facts, events, statuses or conditions exist or have existed, whether know or unknown, the Debtor unconditionally and irrevocably waives any and all claims and causes of action against Secured Party and any defenses to its payment and performance obligations in respect to the Term Note, the original Revolving Credit Note, the Credit Agreement, the Guaranties or the Prior Security Agreements. Notwithstanding any provision of this Amendment or the Security Agreement, this Section shall remain in full force and effect and shall survive the delivery of the New Revolving Credit Note and this Amendment, and any and all amendments, modifications, or restatements thereof.

     Section 11.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 12.  Arbitration Program.  The parties agree to be bound by the
                  -------------------
terms and provisions of the current Arbitration Program of the Secured Party which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

     Section 13.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE FIRST
                  ------------------
AMENDMENT TO SECOND RESTATED AND AMENDED LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of February __, 1994.


                              VISUAL NUMERICS, INC. OF COLORADO


                              By /s/ Richard C. Couch
                                ---------------------------------
                                Name:
                                Title: President

                                        - DEBTOR -


                              FIRST INTERSTATE BANK OF TEXAS, N.A.



                              By /s/ Roger Fruendt
                                ---------------------------------
                                Name:
                                Title:

                                        - SECURED PARTY -

                                  SCHEDULE IV
                                  -----------


A.  Trademark Registrations
    -----------------------
     Trademark           Registration No.   Registration Date
     ---------           ----------------   ------------------
1.  DI-3000              No. 1,219,863     December 14, 1982
2.  DI-TEXTPRO           No. 1,345,862     July 2, 1985
3.  ENTER/ACT            No. 1,493,974     June 28, 1988
4.  GK-2000              No. 1,361,563     September 24, 1995
5.  PICSURE              No. 1,355,126     August 20, 1985
6.  Precision Visuals    No. 1,256,676     November 8, 1983
7.  PC-WAVE              No. 1,460,684     February 4, 1992
8.  ADDSYS-3000          No. 1,674,225     October 13, 1987
9.  PV-WAVE              No. 1,674,115

B.  Trademark Applications
    ----------------------
    Application                Filing Date            Mark
     Serial No.                -----------            ----
    -----------

       None

                         FIRST SUPPLEMENTAL NOTICE OF
                               SECURITY INTEREST
                           IN INTELLECTUAL PROPERTY
                           ------------------------

     This First Supplemental Notice of Security Interest in Intellectual Property is made as of February 28, 1994, by VISUAL NUMERICS, INC. OF COLORADO, a California corporation formerly IMSL Acquisition Corp., a California corporation successor by merger to Precision Visuals, Inc. (herein "Debtor"), with its principal place of business located at 6230 Lookout Road, Boulder, Colorado 80301, with reference to the following facts:

     WHEREAS, the Debtor entered into a Second Restated and Amended Loan Agreement among the Debtor, IMSL, Inc. (the "Borrower") and First Interstate Bank of Texas, N.A. (the "Secured Party") dated as of December 16, 1992, which has been amended under First Amendment to Second Restated and Amended Loan Agreement between Debtor, Secured Party and others, of even date herewith (as the same may be further amended and in effect from time to time, the "Loan Agreement");

     WHEREAS, the Debtor entered into a Commercial Security Agreement dated as of December 16, 1992, which has been amended under First Amendment to Commercial Security Agreement of even date herewith (as so amended and as the same may be further amended and in effect from time to time, the "Security Agreement");

     WHEREAS, the Debtor is the owner of or has certain rights in patents, patent applications, trademark applications and registrations, copyright applications and registrations and such other intellectual property described in the Security Agreement (the "Assets");

     WHEREAS, the Debtor has granted the Secured Party a continuing security interest in and lien on the Assets on the terms and conditions set forth in the Security Agreement;

     WHEREAS, Debtor has recorded, from time to time, evidence of Secured Party's security interest in the Assets, or any portion thereof, in the United States Patent and Trademark Office, the Library of Congress and the United States Copyright Office, including in the official records of the Copyright Office of the United States filed on January 17, 1994, and in Volume 2862, page 174, and in the Official Records of the United States Department of Commerce, Patent and Trademark Office on January 17, 1994;

     WHEREAS, Debtor has agreed to supplement such recorded evidence of Secured Party's security interest in the Assets, as same may be amended or supplemented from time to time; and

     WHEREAS, in compliance with such agreement, Debtor desires to record this supplemental Notice as evidence of Secured Party's security interest in the intellectual property more particularly described on Exhibit "A" attached hereto (collectively, the "Supplemental Subject Property").
-----------

     NOW, THEREFORE, for valuable consideration and pursuant to the terms and conditions set forth in the Security Agreement, NOTICE IS HEREBY GIVEN THAT:

     Pursuant to the Security Agreement, the Debtor has granted to the Secured Party a continuing security interest in and lien on the Subject Property and on the rights in that Supplemental Subject Property now owned and hereafter acquired by the Debtor.

     IN WITNESS WHEREOF, the Debtor has caused this First Supplemental Notice of Security Interest in Intellectual Property to be executed by the undersigned, duly authorized representative as of the date noted below.

                                        VISUAL NUMERICS, INC. OF COLORADO




                                        By:  /s/ Richard G. Couch
                                           ------------------------------------
                                        Name:    Richard G. Couch
                                             ----------------------------------
                                        Title:   President
                                              ---------------------------------

                                  EXHIBIT "A"
                                  -----------

                        DESCRIPTION OF SUBJECT PROPERTY
                        -------------------------------



     All of the following (the "Collateral") now or hereafter owned by Debtor (as that term is defined in the Notice to which this exhibit is attached) ("Debtor"): (i) Copyrights, including, without limitation, those listed on
Schedule I hereto, as it may be amended from time to time, (ii) Licenses,
----------
including, without limitation, those listed on Schedule II hereto, as it may be
                                               -----------
amended from time to time, (iii) General Intangibles, (iv) Patents, including, without limitation, those listed on Schedule III hereto, as it may be amended
                                    ------------
from time to time, (v) Trademarks, including, without limitation, those listed on Schedule IV hereto, as it may be amended from time to time, (vi) Trade
   -----------
Secrets, including, without limitation, those relating to the products listed on
Schedule V hereto, as it may be amended from time to time, and (vii) all
----------
Proceeds (including, without limitation, insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the foregoing property.

          Copyrights.  All of the following now or hereafter owned by Debtor:
          ----------
     (i) all copyright in any original work of authorship fixed in any tangible medium of expression, now known or later developed, (ii) all registrations and applications for registration of any such copyright in the United States or any other country or political subdivision including, without limitation, registrations, recordings, supplemental registrations and applications in the United States Copyright Office, and (iii) the right to sue for past, present and future infringement of the foregoing.

          Copyright License.  Any written agreement executed or to be executed
          -----------------
     by Debtor granting any right to any third party under any Copyright now or hereafter owned by Debtor, or granting any right to Debtor under any Copyright now or hereafter owned by any third party.

          General Intangibles.  All intangible intellectual property of Debtor
          -------------------
     of any kind or nature now owned or hereafter acquired by Debtor, including without limitation, intellectual property rights in inventions, designs, Patents, Copyrights, Licenses, Trademarks and associated goodwill, Trade Secrets, confidential or proprietary technical and business information, know-how, improvements, technical developments, know-how or other data or information, software, databases and related documentation, registrations, franchises, and all other intellectual property rights not otherwise described above.

     License. Any Patent License, Trademark License, Copyright License or other
     -------
intellectual property license as to which Debtor is a party.

     Patent License. Any written agreement executed or to be executed by Debtor
     --------------
granting to any third party any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by Debtor, or granting to Debtor any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by any third party.

     Patents. All of the following now or hereafter owned by Debtor: (i) all
     -------
extant letters patent of the United States or any other country or political subdivision, all invention registrations and recordings thereof in the United States or any other country or political subdivision, and all applications for letters patent of the United States of any other country or political subdivision, including, without limitation, invention registrations, recordings and applications in the United States Patent and Trademark Office or any other country or political subdivision, (ii) all reissues, continuations, divisions, continuations-in-part or extensions thereof, (iii) all inventions disclosed and claimed therein, including the right to make, use and or sell the inventions disclosed and claimed therein, and (iv) the right to sue for past, present and future infringement of the foregoing.

     Proceeds. Any consideration received by Debtor from the sale, exchange,
     --------
lease or other disposition of any asset of property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, any claim of Debtor which constitutes

Collateral, any claim of Debtor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark or Trademark licensed under any Trademark License, or (iii) for past, present or future infringement of any Copyright or Copyright License, and any and all other amounts from time to time to time paid or payable under or in connection with any of the Collateral.

     Trademark License. Any written agreement executed or to be executed by
     -----------------
Debtor granting to any third party any right to use any Trademark now or hereafter owned by Debtor, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party.

     Trademarks. All of the following now or hereafter owned by Debtor: (i) all
     ----------
trademarks, service marks, trade names, corporate names, company names, indicia, business source identifiers, business names, fictitious business names, trade styles, trade dress, logos, other source or business indentifiers, designs and general intangibles of like nature all of the type for which exclusive rights may be provided under the laws of the United States, any State within the United States or any other country or political subdivision, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any other country or political subdivision, (ii) all goodwill associated therewith arising in or relating to the ordinary course of business of Debtor, (iii) all extensions or renewals thereof, and (iv) the right to sue for past, present and future infringement of the foregoing.

     Trade Secrets. All trade secrets and other confidential or proprietary
     -------------
technical and business information, now or hereafter owned by Debtor, including, without limitation, manufacturing processes, formulas, compositions, data and other technical information and know-how all of the type for which exclusive rights may be provided under the laws of the United States, any

State within the United States or any other country or political subdivision, relating to the products listed on Schedule V hereto, as it may be amended from
                                   ----------
time to time, and any improvements thereon or changes thereto.

                                  SCHEDULE I

A.   Copyright Registrations
     -----------------------

                                                                    Date of
              Copyright                     Registration No.      Registration
              ---------                     ----------------      ------------

     1.  Calcomp Driver Version 3.2            TXu 189-481      January 28, 1985

     2.  DI-3000 Level A, Level B, Level C,    TXu 223-453      January 22, 1985
         Version 3.20

B.   Application for Copyright Registration
     --------------------------------------

              Copyright                     Application No.        Filing Date
              ---------                     ---------------        -----------

                None

                                  SCHEDULE II

Licenses
--------

All licenses relating to the property described in Exhibit "A".

                                 SCHEDULE III

     A.  Patents
         -------

         Patent No.   Issue Date   Inventor(s)     Title
         ----------   ----------   -----------     -----

            None




     B.  Patent Applications
         -------------------

     Application Serial No.  Filing Date   Inventor(s)     Title
     ----------------------  -----------   -----------     -----

            None

                                  SCHEDULE IV
                                  -----------

A. Trademark Registrations
   -----------------------

     Trademark           Registration No.        Registration Date
     ---------           ---------------         -----------------

1. DI-3000              No. 1,219,863           December 14, 1982

2. DI-TEXTPRO           No. 1,345,862           July 2, 1985

3. ENTER/ACT            No. 1,493,974           June 28, 1988

4. GK-2000              No. 1,361,563           September 24, 1995

5. PICSURE              No. 1,355,126           August 20, 1985

6. Precision Visuals    No. 1,256,676           November 8, 1983

7. PC-WAVE              No. 1,460,684           February 4, 1992

8. ADDSYS-3000          No. 1,674,225           October 13, 1987

9. PV-WAVE              No. 1,674,115


B. Trademark Applications
   ----------------------

     Application            Filing Date                Mark
      Serial No.            -----------                ----
     -----------

        None